Spears Gas Unit 2 Well #1 Project, JV

Pecos County, Texas

September 7, 2007

"Subscription Documents"

Attn: Gary Parker.
R.E. Fox Petroleum Inc.
No: +1-512-246-2575.

TRIUS ENERGY

11615 Angus Road, Suite 211 • Austin • Texas • 78759
1-866-48Trius • 512-249-5552 • Fax 512-246-2575

CONFIDENTIALITY AGREEMENT

September 7, 2007

Spears Gas Unit 2 Well #1 Project, JV
Trius Energy, LLC, Managing Venturer
11615 Angus Road, Suite 211
Austin, Texas 78759
Attn: Jeffrey Scott Tyson

Dear Mr. Tyson:

In connection with our possible interest in becoming an Additional Joint Venturer in Spears Gas Unit 2 Well #1 Project, JV, a joint venture (the "Venture"), you are furnishing me or my representatives with certain information which is either non-public, confidential, or proprietary in nature. This information furnished to me or my representatives, together with analysis, compilations, forecasts, studies or other documents prepared by me, my agents or representatives (including attorneys, accountants and financial advisors) which contain or otherwise reflect such information or my review of, or interest in, the Venture, is hereinafter referred to as the "Information." In consideration of furnishing me with the Information, I agree that:

1. The Information will be kept confidential and shall not, without prior written consent from the Venture, be disclosed by me, or by my agents or representatives, in any manner whatsoever, in whole or in part, and shall not be used by me, my agents or representatives other than in connection with the above-described transaction. Moreover, I agree to reveal the Information only to my agents or representatives who need to know the Information for the purpose of evaluating the transaction described above, who are informed by me of the confidential nature of the Information, and who agree to act in accordance with the terms and conditions of this Confidentiality Agreement. I shall be responsible for any breach of this Confidentiality Agreement by my agents or representatives.

2. All copies of the Information, except for that portion of the Information which consists of analysis, compilations, forecasts, studies or other documents prepared by me or my agents or representatives, will be returned to the Venture immediately upon its request. That portion of the Information which consists of analysis, compilations, forecasts, studies or other documents prepared by me or my agents or representatives will be held by me and kept confidential subject to the terms of this Confidentiality Agreement, or destroyed upon your request, and any oral Information will continue to be subject to the terms of this Confidentiality Agreement.

3. The term "Information" shall not include such portions of the Information which (i) are or become generally available to the public other than as a result of a disclosure by me or my agents or representatives, or (ii) become available to me on a nonconfidential basis from a source other than the Venture which is not prohibited from disclosing such Information to me by a legal, contractual or fiduciary obligation to the Venture.

4. In the event that I or anyone to whom I transmit the Information pursuant to this Confidentiality Agreement becomes legally compelled to disclose any of the Information, I will provide the Venture with prompt notice so that the Venture may seek a protective order or other appropriate remedy and/or waive compliance with the provisions of this Confidentiality Agreement. In the event that such protective order or other remedy is not obtained, or that the Venture waives compliance with the provisions of this Confidentiality Agreement, I will furnish only that portion of the Information which I am advised by written opinion of my counsel is legally required and will exercise my best efforts to obtain reliable assurance that confidential treatment will be accorded the Information.

5. I acknowledge that remedies at law may be inadequate to protect against breach of this Confidentiality Agreement, and I hereby agree in advance to the granting of injunctive relief in favor of the Venture without proof of actual damages.

6. This Confidentiality Agreement is made pursuant to, will be construed under, and will be conclusively deemed for all purposes to have been executed and delivered under the laws of the State of Texas. The appropriate state or federal courts located in Travis County, Texas shall have exclusive jurisdiction over all matters arising under this Confidentiality Agreement and will be the proper forums in which to adjudicate such matters.

Very truly yours,

Prospective Investor

Spears Gas Unit 2 Well #1 Project, JV

Subscription Documents

GENERAL INFORMATION

The information contained herein is being furnished by me to enable Spears Gas Unit 2 Well #1 Project, JV, a Joint Venture ("**Venture**"), to determine whether, under Section 4(2) of the Securities Act of 1933, as amended, ("**Securities Act**"), and Regulation D promulgated thereunder ("**Regulation D**"), the Purchaser ("**Purchaser**") meets the qualification and suitability requirements for an investment as an Additional Joint Venturer, as defined in the Joint Venture Agreement, owning Additional Joint Venture Units in the Venture ("**Additional Joint Venture Units**" or " **Units**") in a private placement offered by the Venture. Terms not defined herein are ascribed the meaning given to them in those certain documents entitled "Private Placement Memorandum," "Confidential Information Statement," or "Joint Venture Agreement," dated of even date herewith, incorporated herein by reference and accompanying this agreement.

By executing this document, I understand that: (i) the Venture will rely upon the information contained herein for purposes of such determination; (ii) the Additional Joint Venture Units will not be registered under the Securities Act in reliance upon the exemption from registration provided by Section 4(2) of the Securities Act and Regulation D; and (iii) purchase of the Additional Joint Venture Units will be solely for the account of the Purchaser, and not for the account of any other person or with a view toward resale, assignment, fractionalization or distribution thereof.

Please contact Trius Energy, LLC at (512) 249-5552 or at info@triusenergy.com with any questions you may have concerning an investment in the Venture.

SUBSCRIPTION INSTRUCTIONS

AFTER YOU HAVE DECIDED TO SUBSCRIBE FOR AND PURCHASE ADDITIONAL JOINT VENTURE UNITS ON THE BASIS OF YOUR OWN AND/OR YOUR PURCHASER REPRESENTATIVE'S (IF APPLICABLE) INDEPENDENT INVESTIGATION, PLEASE FOLLOW THE APPLICABLE INSTRUCTIONS TO COMPLETE THE PURCHASER QUESTIONNAIRE AND SUBSCRIPTION AGREEMENT INCLUDED IN THESE SUBSCRIPTION DOCUMENTS:

1. ***Individual Subscribers.***

- Complete the Purchaser Questionnaire.
- Initial the appropriate statement regarding your suitability for investment on Page 2 of the Subscription Agreement.
- Execute the Counterpart Signature Page for Individuals.

2. ***Community Property, Joint Tenants or Co-Tenants.***

(a) Married Couples.

- Only one spouse need complete the Purchaser Questionnaire; however, the name, age and social security number of the other spouse should be indicated in the section entitled Co-Purchaser Information.
- Initial the appropriate statement regarding your suitability for investment on Page 2 of the Subscription Agreement.
- Both spouses must execute the Counterpart Signature Page for Individuals.

(b) Other.

- Each joint tenant or co-tenant must complete the Purchaser Questionnaire.
- Initial the appropriate statement regarding your suitability for investment on Page 2 of the Subscription Agreement.
- Each joint tenant or co-tenant must execute the Counterpart Signature Page for Individuals.

3. ***Corporations.***

- The Purchaser Questionnaire must be completed by an authorized officer.

- Initial the appropriate statement regarding the corporation's suitability for investment (as applicable on Page 2 of the Subscription Agreement).

- The authorized officer must complete and execute the Counterpart Signature Page for Corporate/Partnership/Limited Liability Company or Trust Investors.

Partnerships.

- The Purchaser Questionnaire must be completed by an authorized partner.

- Initial the appropriate statement regarding the partnership's suitability for investment on Page 2 of the Subscription Agreement.

- The authorized partner must complete and execute the Counterpart Signature Page for Corporate/Partnership/Limited Liability Company or Trust Investors.

Limited Liability Companies.

- The Purchaser Questionnaire must be completed by an authorized manager or managing member.

- Initial the appropriate statement regarding the limited liability company's suitability for investment on Page 2 of the Subscription Agreement.

- The authorized manager or managing member must complete and execute the Counterpart Signature Page for Corporate/Partnership/Limited Liability Company or Trust Investors.

Trusts.

- Initial the appropriate statement regarding the trust's suitability for investment (as applicable) on Page 2 of the Subscription Agreement).

- The trustee must complete and execute the Counterpart Signature Page for Corporate/Partnership/Limited Liability Company or Trust Investors.

Individual Retirement Accounts (IRAs), KEOGH Plans or Other Fiduciary Accounts.

- Investments will not be accepted from IRAs, KEOGH Plans or other Fiduciary Accounts.

PURCHASER QUESTIONNAIRE

SPEARS GAS UNIT 2 WELL #1 PROJECT, JV

PURCHASER QUESTIONNAIRE

ALL INFORMATION WILL BE TREATED CONFIDENTIALLY

TO BE PROVIDED BY ALL INVESTORS:
(Please print or type)

Number of Units subscribed 22.5 %
Total Investment Amount: $ 500,000 at $25,000 per Unit. 2.5% negotiated.

Indicate Type of Ownership (Check only one):

___ Individual
___ Tenants in Common*
___ Joint Tenants with Rights of Survivorship*
___ Community Property
___ Community Property with Rights of Survivorship
___ Partnership
___ Limited Partnership
___ Limited Liability Company
✓ Corporation
___ Trust

*Two or more signatures required

Purchaser/~~Co-Purchaser Information~~:

1. Name of Purchaser: Fox Petroleum Inc
2. Name of Co-Purchaser: N/A
3. Federal Tax ID or Social Security Number of Purchaser: N/A
4. Federal Tax ID or Social Security Number of Co-Purchaser: N/A.
5. Marital Status: N/A
6. Date of Birth: INCORP: 04/11/04
7. Home Address: 64 Knightsbridge, London,
(street)
England, SW1X 7JF
(city) (state) (zip)
8. Home Telephone Number: +44 207 590 9630
9. E-Mail Address: alex@foxpetro.com

Mailing Address: N/A
(if different) (street)

(city) (state) (zip)

If Purchaser is not a natural person:

Address of Principal
Place of Business: AS ABOVE
(street)

(city) (state) (zip)

If Purchaser is not a natural person:

Business Telephone Number: AS BEFORE

rmation Concerning Subscriber's Financial Situation, Investment wledge and Experience:

Occupation: __________

Employer: __________

If self-employed, provide the following information:

Name of business: __________
Length of time engaged in current business: ______ years

(a) Subscriber's gross income from all sources (including earned and investment me) as evidenced by federal income tax returns for applicable years:

N/A

	Individual	With Spouse
005 was in excess of	$______	$______
006 was in excess of	$______	$______
007 is expected e in excess of	$______	$______

(b) Subscriber's net worth, or joint net worth with spouse, is in excess of (include the e of home, furnishings and automobiles): $______

(c) Subscriber's net worth, or joint net worth with spouse, is in excess of (exclude the e of home, furnishings and automobiles): $______

(d) The current value of my liquid assets (cash, marketable securities, cash surrender value of my life insurance and other items easily convertible into cash) is sufficient to provide for my current needs and possible personal contingencies:

_____ Yes _____ No

5. Education:
Year: ______
School ______
Field of Study ______
Degree Conferred ______

6. Investment Experience:

(a) Please indicate the frequency of your investment in marketable securities (i.e., those where prices are quoted regularly on exchanges or the over-the-counter market):

____ often ____ occasionally _____ seldom _____ never

(b) Please check those of the following types of investments in which you have previously participated:

_____ Mutual funds
_____ Stocks
_____ Bonds
_____ Real Estate Funds
_____ Oil and Gas Funds
_____ Other Tax Shelters
_____ Other Private Placements of Securities (sold in reliance upon the non-public offering exemption from registration under the Securities Act)

(c) I (the person making the investment decision in the case of a partnership, corporation or trust) consider(s) myself (itself) to be an experienced and sophisticated investor.

____ Yes ____ No

(d) I (the person making the investment decision in the case of a partnership, corporation or trust) alone or with my (its) financial or professional advisors have (has) such knowledge and experience in financial and business matters that I am capable of evaluating the risks and merits of this investment and feel that I (the partnership, corporation or trust) can afford the loss of my (its) entire investment in the Additional Joint Venture Units.

____ Yes ____ No

7. Are you a U.S. citizen?

____ Yes ____ No

Dated: 9 October, 2007

If an INDIVIDUAL or JOINT TENANCY or CO-TENANCY, complete the following:

Print name of individual or joint or co-tenant	Print name of second joint or co-tenant
Sign name of individual or joint or co-tenant	Sign name of second joint or co-tenant

If a PARTNERSHIP, CORPORATION, TRUST or LIMITED LIABILITY COMPANY, complete the following:

FOX PETROLEUM INC
Name of entity

[signature]
Signature of authorized signatory

Director + CEO
Capacity of authorized signatory

SUBSCRIPTION AGREEMENT

SPEARS GAS UNIT 2 WELL #1 PROJECT, JV

SUBSCRIPTION AGREEMENT

nergy, LLC
Angus Road
11
Texas 78759
yan Hudson

nen:

I. SUBSCRIPTION

I hereby offer and agree to invest $500,000 for 22.5% Additional Joint Venture "**Additional Joint Venture Units**"or " **Units**") as an Additional Joint Venturer of Spears nit 2 Well #1 Project, JV, to be issued by Spears Gas Unit 2 Well #1 Project, JV ure"). I hereby deliver to the Venture the entire purchase price for the Additional Joint e Units subscribed. The Venture may reject my subscription and any future subscriptions le or in part, in its sole and absolute discretion.

II. REPRESENTATIONS AND WARRANTIES

I, on my own behalf, or on the Purchaser's behalf if I am not the Purchaser, make the ing additional agreements, representations, declarations, acknowledgments and warranties e intent that the same may be relied upon in determining my or the Purchaser's suitability rchaser of the Additional Joint Venture Units:

(1) If I am not the Purchaser, I am authorized to make these representations and e this document on behalf of the purchaser.

(2) If the Purchaser's principal place of business, or principal residence, changes from resented in the Purchaser Questionnaire, I will promptly notify the Venture.

(3) The Purchaser has received and carefully reviewed the Private Placement randum, Confidential Information Statement, Joint Venture Agreement, and these iption Documents (the "Offering Materials") and has relied only on the information ied therein, and information otherwise provided to him or her in writing by the Venture.

(4) **The undersigned recognizes that the Venture has no operating history and e Additional Joint Venture Units as an investment involve significant risks, including et forth under the caption "Risk Factors" in the Offering Materials.**

(5) The undersigned has either (i) a preexisting personal or business relationship with the Managing Venturer of such nature and duration that he or she is aware of the character, business acumen and general business and financial circumstances of such person(s) with whom such relationship exists, which relationship exists independently of this transaction, or (ii) the capacity, knowledge and experience in business and financial matters to protect his or her own interest in this transaction.

(6) The Purchaser has initialed below if any of the following conditions are applicable (please initial each of the following items, if any, that are true):

The Purchaser is:

____ (a) A natural person whose individual net worth (excess of total assets over total liabilities, including home, home furnishings and automobiles), or joint net worth with the Purchaser's spouse, at the time of purchase exceeds $1,000,000.

____ (b) A natural person who had an individual income in excess of $200,000 or joint income with the Purchaser's spouse in excess of $300,000 in each of 2005 and 2006, and the undersigned reasonably expects to reach at least such income level in 2007. For these purposes, "income" is determined by adding to adjusted gross income any amounts attributable to tax-exempt income received, losses reported as a limited partner, deductions claimed for depletion, contributions to IRAs or Keogh retirement plans, alimony payments, and any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income.

____ (c) A bank (as defined in Section 3(a)(2) of the Securities Act of 1933 (the "Act)) or a savings and loan association or other institution (as defined in Section 3(a)(5)(A) of the Act), whether acting in its individual or fiduciary capacity.

____ (d) An insurance company (as defined in Section 2(13) of the Act).

____ (e) An investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of such Act.

____ (f) A Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

✓ (g) A corporation, a partnership, a limited liability company, an organization described in Section 501(c)(3) of the Internal Revenue Code (tax exempt organization), or a Massachusetts or similar business trust, in each case, not formed for the specific purpose of acquiring the Units, and in each case, having total assets in excess of $5,000,000.

____ (h) A trust with total assets in excess of $5,000,000 not formed for the specific purpose of acquiring the Additional Joint Venture Units, whose purchase is directed by a "sophisticated person" who has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the prospective investment (such person must complete the Purchaser Questionnaire).

(10) The Purchaser was not induced to invest by any form of general solicitation or general advertising including, but not limited to, the following: (a) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over the television or radio; and (b) any seminar or meeting whose attendees had been invited by any general solicitation or general advertising.

(11) The Purchaser acknowledges that: (a) the Additional Joint Venture Units are speculative investments that involve a high degree of risk of loss of the entire investment of the Purchaser in the Venture; (b) no federal or state agency has reviewed or passed upon the adequacy of accuracy of the information set forth in the Offering materials, or made any finding or determination as to the fairness for investment, or any recommendation or endorsement of the Additional Joint Venture Units as an investment; and (c) there are restrictions on the transferability of the Additional Joint Venture Units; there will be no public market for the Additional Joint Venture Units and, accordingly, it may not be possible for the Purchaser to liquidate his investment in the Additional Joint Venture Units.

(12) All information that the Purchaser has provided concerning the Purchaser and the Purchaser's financial condition is correct and complete as of the date set forth on the subscription page hereof, and if there should be any material change in such information prior to the acceptance of the Purchaser's subscription for the Additional Joint Venture Units that the Purchaser is purchasing, the Purchaser will immediately provide such information to the Venture.

IN MAKING AN INVESTMENT DECISION INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE VENTURE AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THESE SECURITIES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

III. INDEMNIFICATION

The Purchaser hereby agrees to indemnify the Venture, its Managing Venturer, and their respective members, managers, directors, officers, agents and employees, and hold each of them harmless against any and all loss, damage, liability or expense, including reasonable attorneys' fees, which they or any of them may suffer, sustain or incur by reason of or in connection with

any misrepresentation or breach of warranty or agreement made by the Purchaser thereto, or in connection with the sale or distribution by the Purchaser of the Additional Joint Venture Units purchased by the Purchaser pursuant hereto in violation of the Securities Act or any other applicable law.

IV. ACCEPTANCE AND REVOCATION

The Purchaser understands and agrees that this subscription may be accepted or rejected by the Venture and Managing Venturer in whole or in part, in its sole and absolute discretion, and if accepted, the Additional Joint Venture Units purchased pursuant hereto will be issued only in the name of the Purchaser. The Purchaser hereby acknowledges and agrees that this Subscription Agreement may not be canceled, revoked or withdrawn, and that this Subscription Agreement, and the documents submitted herewith shall survive the death or disability of the Purchaser.

V. MISCELLANEOUS

The Purchaser hereby intends that the Purchaser's signature hereon shall constitute a subscription to the Venture for the Additional Joint Venture Units specified on the signature page of this Subscription Agreement.

This Subscription Agreement, and the representations and warranties contained herein shall be binding upon the heirs, executors, administrators and other successors of the Purchaser. If there is more than one signatory hereto, the obligations, representations, warranties and agreements of the Purchaser are made jointly and severally. This Subscription Agreement shall be governed by the laws of the State of Texas, without regard to its internal laws with respect to conflicts of law.

SPEARS GAS UNIT 2 WELL #1 PROJECT, JV

COMBINED COUNTERPART SIGNATURE PAGE FOR SUBSCRIPTION AGREEMENT and JOINT VENTURE AGREEMENT FOR CORPORATE/PARTNERSHIP/LIMITED LIABILITY COMPANY OR TRUST INVESTORS

The Purchaser hereby subscribes for the Additional Joint Venture Units as set forth in the Subscription Agreement, acknowledges that the information contained in the Purchaser Questionnaire is true and correct and agrees to be bound by the terms of the Subscription Agreement to which this signature page is a part. By executing this Combined Counterpart Signature Page the person executing this Counterpart Signature Page on behalf of the Purchaser also acknowledges that he or she received and read the Private Placement Memorandum, Confidential Information Statement, Joint Venture Agreement of the Venture, and these Subscription Documents of the Venture and agrees that the Purchaser shall be bound thereby.

EXECUTED this 9th day of October 2007, at London, England.

Fox Petroleum
Name of Subscriber

By: [signature] [signature]
Its: Director CEO
Alex Craven Richard Moore

ACCEPTANCE

Accepted this 9th day of OCTOBER 2007, at Austin, Texas.

Trius Energy, LLC
A Texas limited liability company
Managing Venturer, Spears Gas Unit 2 Well #1 Project, JV

By: [signature]
Jeffrey Scott Tyson, President